Exhibit 10.1

FIRST AMENDMENT TO PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of December 30, 2019, by and among (i) FTE Networks Inc., a Delaware corporation (“Parent”), (ii) US Home Rentals LLC, a Delaware limited liability company and direct wholly owned subsidiary of Parent (the “Acquisition Sub”) (iii) Alexander Szkaradek, an individual (“Alex”), (iv) Antoni Szkaradek, an individual (“Antoni”), (v) VPM Holdings, LLC, a South Carolina limited liability company (“VPM Holdings”), (vi) Kaja 3, LLC, a South Carolina limited liability company (“Kaja3”), (vii) Kaja 2, LLC, a South Carolina limited liability company (“Kaja2”), (viii) Kaja, LLC, a South Carolina limited liability company (“Kaja”), (ix) Dobry Holdings Master LLC, a Delaware limited liability company (“Dobry” and together with Alex, Antoni, VPM Holdings, Kaja3, Kaja2, and Kaja, the “Equity Sellers”), (x) Vision Property Management, LLC, a South Carolina limited liability company (the “Asset Seller” and together with the Equity Sellers, the “Sellers”), and (xi) Alexander Szkaradek, in his capacity as the representative of the Sellers (the “Sellers’ Representative”). Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Parties have entered into that certain Purchase Agreement dated as of December 20, 2019 (the “Purchase Agreement”); and

WHEREAS, pursuant to Section 11.6 of the Purchase Agreement, the Parties desire to amend the Purchase Agreement as per the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, the Parties, in consideration of their mutual covenants and agreements herein set forth, and intending to be legally bound hereby, do hereby covenant and agree as follows:

1. Amendments.

1.1 Section 2.2(b) of the Purchase Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

“At least two (2) Business Days prior to any issuance of Common Stock or Closing Preferred Stock pursuant to this Agreement, the Sellers shall deliver to Parent a schedule, in a form approved by Parent showing the aggregate number of shares of Common Stock and Preferred Stock to be issued to each Seller (the “Payment Allocation Schedule”). The Payment Allocation Schedule shall also include the following information for each Seller (as of the Closing Date): (a) the Seller’s address and (b) the Seller’s taxpayer identification number.”

1.2 Section 2.6(b) of the Purchase Agreement is hereby amended by by inserting “and Section 6.17” after “4.7(b)”.

1.3 Section 6.12 of the Purchase Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

“Provided that the Closing has occurred or is occurring contemporaneously, the Acquisition Sub shall pay to the Sellers, in accordance with the Payment Allocation Schedule, Nine Million Seven Hundred Fifty Thousand Dollars ($9,750,000) no later than January 31, 2020; provided that Acquisition Sub may satisfy its obligation under this Section 6.12 by delivery of one or more promissory notes to Sellers for such amounts.”

1.4 Section 6.13 of the Purchase Agreement is hereby amended by deleting the section in its entirety and replacing it with the following:

“Within twenty (20) Business Days of the Closing Date, but in no event prior to January 1, 2020 and provided that Sellers have delivered the final Payment Allocation Statement and Closing Statement in accordance with Section 2.2(b) and Section 2.4(a), respectively (each satisfactory to Parent in Parent’s sole discretion), Parent shall issue to Sellers, in accordance with the Payment Allocation Schedule, (i) Four Million Two Hundred Twenty Two Thousand Four Hundred Seventy Four (4,222,474) shares of Common Stock (the “Common Stock Consideration”) and (ii) the Closing Preferred Stock minus the Holdback Amount.”

1.5 A new section 6.17 shall be added to the Purchase Agreement after Section 6.16 of the Purchase Agreement, which shall read as follows:

“Section 6.17. Common Stock Transfer. If Parent believes a proposed transfer of any of the Common Stock Consideration (a “Proposed Common Transfer”) without shareholder approval could jeopardize the restoration or retention of Parent’s NYSE American listing of Parent’s Common Stock, Parent may suspend such Proposed Common Transfer pending the approval of such Proposed Common Transfer by Parent’s shareholders at the next annual meeting of shareholders.”

1.6 Section 7.5(a) of the Purchase Agreement is hereby amended by replacing “$500,000” therein with “$100,000”.

2. Post-Closing Cash Consideration. The Sellers hereby direct Acquisition Sub to make the payments (or deliver promissory notes in lieu of such payments (any promissory notes so delivered shall be collectively referred to herein as the “Notes”)) set forth in Sections 6.12 of the Purchase Agreement, as amended, to the parties and in the respective amounts set forth on Exhibit A to this Amendment. Each Seller hereby agrees that payments made (or the delivery of Notes) in accordance with Exhibit A to this Amendment shall satisfy Parent’s and Acquisition Sub’s obligations with respect to Section 6.12 of the Purchase Agreement. To the extent Notes are delivered to the Sellers, Parent and Acquisition Sub shall use commercially reasonable efforts to obtain financing sufficient to pay such Notes in accordance with the terms thereof.

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3. Transaction Expenses. For purposes of Sections 1.4 and 2.4 of the Purchase Agreement, “Transaction Expenses” shall not include any advisory or other fees, commissions or other payments owed or paid by the Sellers to any Singal Party.

4. Adequate Protection. The Common Stock Consideration and the Closing Preferred Stock shall remain subject to the Sellers’ indemnification obligations under the Purchase Agreement until such shares are transferred in a Qualified Disposition.

5. Miscellaneous.

5.1 No Further Amendment. Except as expressly modified by this Amendment, all of the terms, covenants and provisions of the Purchase Agreement shall continue in full force and effect. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Amendment and those of the Purchase Agreement as existing prior to this Amendment, the terms, covenants and provisions of this Amendment shall control.

5.2 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws rules of such state.

5.3 Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

5.4 Binding Agreement. This Amendment shall be binding upon the heirs, executors, administrators, successors and assigns of the Parties.

5.5 Counterparts; Delivery. This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Any signed counterpart may be delivered by facsimile or other form of electronic transmission (e.g., .pdf) with the same legal force and effect for all purposes as delivery of an originally signed agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SELLERS:

By:	/s/ Alexander Szkaradek
Name:	Alexander Szkaradek

By:	/s/ Antoni Szkaradek
Name:	Antoni Szkaradek

VPM Holdings, LLC

By:	/s/ Alexander Szkaradek
Name:	Alexander Szkaradek
Title:	Manager

Vision Property MAnagement, LLC

By:	/s/ Alexander Szkaradek
Name:	Alexander Szkaradek
Title:	Managing Member

[Signature Page to First Amendment to Stock Purchase Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SELLERS:

Kaja, LLC

By:	/s/ Alexander Szkaradek
Name:	Alexander Szkaradek
Title:	Managing Member

Kaja 2, LLC

By:	/s/ Alexander Szkaradek
Name:	Alexander Szkaradek
Title:	Managing Member

Kaja 3, LLC

By:	/s/ Alexander Szkaradek
Name:	Alexander Szkaradek
Title:	Managing Member

DOBRY Holdings Master LLC,

By:	VPM Holdings, LLC, its Manager

By:	/s/ Alexander Szkaradek
Name:	Alexander Szkaradek
Title:	Manager

[Signature Page to First Amendment to Stock Purchase Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SELLERS’ REPRESENTATIVE:

By:	/s/ Alexander Szkaradek
Name:	Alexander Szkaradek

[Signature Page to First Amendment to Stock Purchase Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PARENT:

FTE NETWORKS INC.

By:	/s/ Michael P. Beys
Name:	Michael P. Beys
Title:	Interim Chief Executive Officer

ACQUISITION SUB:

US HOME RENTALS LLC

By:	/s/ Michael P. Beys
Name:	Michael P. Beys
Title:	President

[Signature Page to First Amendment to Stock Purchase Agreement]

Exhibit A

Post-Closing Cash Consideration Payments

The Sellers hereby direct that the payment to be made by Acquisition Sub to Sellers pursuant to Section 6.12(i) of the Purchase Agreement (as amended by this Amendment) shall be made in cash or by the delivery of Notes to the following persons in the amounts set forth opposite each such person’s name:

Payment Recipient	Amount

Alexander Szkaradek	$4,875,000

Antoni Szkaradek	$4,875,000